Exhibit 10.2


                            ASSET PURCHASE AGREEMENT

           AGREEMENT, dated as of June 30, 2004 among Quik Internet of the Valley, Inc., an Oregon corporation with offices at 960 Liberty St. SE #220 Salem, OR 97302("Seller"), and Corridor Communications Corp., a Delaware corporation with offices at 1235 Pear Ave., Ste. 109, Mountain View, California 94043 ("Purchaser").

                                    RECITALS

           A. Seller is engaged in the business of providing products and services relating to wireless Internet capabilities.

           B. Purchaser desires to acquire certain assets from Seller.

           C. Seller desires to sell the same to Purchaser.

           NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements herein set forth, the parties hereto hereby agree as follows:

1. SALE OF ASSETS. Subject to the terms and conditions of this Agreement, at the closing under this Agreement (the "Closing"), Seller shall sell, convey, assign, transfer and deliver to Purchaser, and Purchaser shall purchase, acquire and accept from Seller all right, title, and interest in and to all of Seller's assets, patents and properties used in, useful to and/or relating to the Business, which shall include (but not be limited to) the following (the "Assets"):

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           1.1 Equipment. The items of office equipment and fixtures owned by
Seller and listed on Schedule 1.1 (the "Equipment").

           1.2 Intellectual Property. The domain names and Internet websites owned by Seller and listed on Schedule 1.2 (the "Intellectual Property").

           1.3 Records. All business and financial records, books, ledgers, files, plans, documents, correspondence, specifications, creative materials, advertising and promotional materials, marketing materials, conference materials, database materials, supplier lists, equipment repair, maintenance or service records, and all other printed or written materials whether written or electronically stored or otherwise recorded.

It is expressly understood that Purchaser shall not assume, pay or be liable for any liability or obligation of Seller of any kind or nature at any time existing or asserted, whether, known, unknown, fixed, contingent or otherwise, not specifically assumed herein by Purchaser.

2. PURCHASE CONSIDERATION. In consideration of the purchase and sale of the Assets, Purchaser shall issue to Seller 7,500,000 shares of common stock of Purchaser (the "Purchase Consideration") at the Closing.

3.  CLOSING.

           3.1 Place and Time. The Closing shall take place at the offices of Sichenzia Ross Friedman Ference LLP, 1065 Avenue of the Americas, 21st Floor, New York, New York 10018, at 10:00 a.m. on June 30, 2004, or at such other time or place as Purchaser and Seller may mutually agree as may be evidenced by their effecting the Closing (the "Closing Date").

           3.2 Deliveries by Seller. At the Closing, Seller shall deliver the following to the Purchaser:

                     (a) All of the tangible Assets including without limitation all books and records related thereto and/or the rights to take possession thereof.

                     (b) Such deeds, bills of sale, assignments and other instruments of conveyance and transfer, and such powers of attorney, as shall be effective to vest in Purchaser title to or other interest in, and the right to full custody and control of, the Assets, free and clear of all liens, charges, encumbrances and security interests whatsoever including, but not limited to, the Bill of Sale form annexed hereto as Exhibit 3.2(b).

                     (c) Seller Financial Statements pursuant to Section 4.4 hereof.

                     (d) All other documents, certificates, instruments or writings reasonably required by Purchaser to be delivered by Seller at or prior to the Closing pursuant to this Agreement.

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           3.3 Deliveries by Purchaser. At the Closing, Purchaser shall deliver the following to the Seller:

                     (a) the Purchase Consideration in the form of a stock certificate in the name of Seller for 7,500,000 shares of Purchaser's common stock.

                     (b) Purchaser Financial Statements pursuant to Section 5.4 hereof.

           3.4 Proceedings. All proceedings which shall be taken and all documents which shall be executed and delivered by the parties on the Closing Date shall be deemed to have been taken and executed simultaneously, and no proceeding shall be deemed taken nor any documents executed or delivered until all have been taken, executed and delivered.

           3.5 Conditions to Purchaser's Obligations. The obligations of Purchaser to effect the Closing shall be subject to the satisfaction at or prior to the Closing of the following conditions, any one or more of which may be waived by Purchaser:

                     (a) There shall not be in effect any injunction, order or decree of a court of competent jurisdiction that prohibits or delays consummation of any or all of the transactions contemplated in this Agreement nor shall any proceeding seeking any of the foregoing have been commenced.

                     (b) The representations and warranties of Seller set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made at such time.

                     (c) Seller shall have performed and complied in all material respects with the agreements contained in this Agreement required to be performed and complied with by it prior to or at the Closing.

                     (d) Purchaser shall have received a certificate to the effect set forth in clauses (b) and (c) above signed by the Secretary of Seller.

           3.6 Conditions to Seller's Obligations. The obligations of Seller to effect the Closing shall be subject to the satisfaction at or prior to the Closing of the following conditions, any one or more of which may be waived by
Seller:

                     (a) There shall not be in effect any injunction, order or decree of a court of competent jurisdiction that prohibits or delays the consummation of any or all of the transactions contemplated herein nor shall any proceeding seeking any of the foregoing have been commenced.

                     (b) The representations and warranties of Purchaser set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made at such time.

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                     (c) Purchaser shall have performed and complied in all
           material respects with the agreements contained in this Agreement required to be performed and complied with by it prior to or at the Closing.

4. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller hereby represents and warrants to Purchaser as follows:

           4.1 Organization and Good Standing. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Oregon. Seller has full power and authority to own its properties and to carry on its business as it is now being conducted. Seller is duly qualified to transact business and is in good standing in each jurisdiction wherein the nature of the business done or the property owned, leased or operated by it requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, operations, properties, prospects, liabilities, results of operations, assets or condition (financial or otherwise) of Seller. True, correct and complete copies of Seller's certificate of incorporation and bylaws and all amendments thereto have been delivered to Purchaser. The minutes and records of the Seller that have been made available to Purchaser and are true, correct and complete in all material respects.

4.2        Corporate Authority, No Conflicts.

                     (a) Seller has the right, power, authority and capacity to execute and deliver this Agreement and to perform its obligations under this Agreement.

                     (b) Neither the execution, delivery or performance of this Agreement by Seller nor the consummation by Seller of the transactions contemplated hereby will, directly or indirectly (with or without notice or lapse of time or both):

                               (i) contravene, conflict with or result in a
                     violation or breach of (A) any provision of the organizational documents of Seller, (B) any resolution adopted by the Board of Directors, or any committee thereof, or the owner of Seller, (C) any legal requirement or any governmental order to which Seller or any of the properties or assets owned or used by Seller may be subject, or (D) any authorization, license or permit of any governmental authority, including any private investigatory license or other similar license, which is held by Seller or that otherwise relates to the business of, or any of the assets owned or used by Seller;

                               (ii) result in a violation or breach of or
                     constitute a default, give rise to a right of termination, cancellation or acceleration, create any entitlement to any payment or benefit or require the consent or approval of or any notice to or filing with any third party under any contract to which Seller is a party or to which it or its properties or assets may be bound, or require the consent or approval of or any notice to or filing with any governmental authority to which the Seller or its properties or assets may be subject; or

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                               (iii) result in the imposition or creation of any
encumbrance upon or with respect to any of the properties or assets owned or used by Seller.

           4.3 Capitalization. All of the outstanding equity securities of Seller has been duly authorized and validly issued and are fully paid and nonassessable.

           4.4 Financial Statements.

                     (a) At Closing, Seller shall deliver to Purchaser an audited balance sheet of Seller as at December 31, 2003, audited statements of profit and loss, cash flows and shareholders' equity for the years ended December 31, 2002 and 2003 ("Seller Financial Statements").

                     (b) The Seller Financial Statements when delivered (i) shall have been prepared from the books and records of Seller in accordance with GAAP, (ii) fully reflect all liabilities and contingent liabilities of the Seller required to be reflected therein on such basis as at the date thereof, and (iii) fairly present in all material respects the consolidated financial position of Seller as of the dates of the balance sheets included in the Seller Financial Statements and the consolidated results of its operations and cash flows for the periods indicated.

           4.5 No Undisclosed Liabilities. Seller has no material liabilities or obligations of any nature (whether absolute, accrued, contingent, or otherwise) except for liabilities or obligations which have previously been disclosed to Purchaser and current liabilities incurred in the ordinary course of business, which current liabilities are consistent with the representations and warranties contained in this Agreement and will not, individually or in the aggregate, have a material adverse change in the business, operations, properties, prospects, liabilities, results of operations, assets or condition (financial or otherwise) of Seller.

           4.6 Taxes. Seller has properly and timely filed all federal, state and local Tax returns and has paid all Taxes, assessments and penalties due and payable. All such Tax returns were complete and correct in all respects as filed, and no claims have been assessed with respect to such returns. The provisions made for Taxes on the balance sheet of the Seller included in the Seller Financial Statements and the Seller Interim Financial Statements are sufficient in all respects for the payment of all Taxes whether disputed or not that are due or are hereafter found to have been due with respect to the conduct of the business of the Seller up to and through the date of such Seller Financial Statements or Seller Interim Financial Statements, respectively. There are no present, pending, or threatened audit, investigations, assessments or disputes as to Taxes of any nature payable by the Seller, nor any Tax liens whether existing or inchoate on any of the assets of the Seller, except for current year Taxes not presently due and payable. The federal income Tax returns of the Seller have never been audited. No IRS or foreign, state, county or local Tax audit is currently in progress. The Seller has not waived the expiration of the statute of limitations with respect to any Taxes. There are no outstanding requests by the Seller for any extension of time within which to file any Tax return or to pay Taxes shown to be due on any Tax return. Other than with respect to the Seller, the Seller is not liable for Taxes of any other person or entity or is currently under any contractual obligation to indemnify any person or entity with respect to Taxes or is a party to any Tax sharing agreement or any other agreement providing for payments by the Seller with respect to Taxes.

           For purposes of this Agreement, the term "Tax" shall mean any United States federal, national, state, provincial, local or other jurisdictional income, gross receipts, property, sales, use, license, excise, franchise, employment, payroll, estimated, alternative or add-on minimum, ad valorem, transfer or excise tax, or any other tax, custom, duty, governmental fee or other like assessment or charge imposed by any governmental authority, together with any interest or penalty imposed thereon.

           4.7 Compliance with Law; Governmental Authorizations. To the best of Seller's knowledge, Seller is in compliance with all federal, state and local laws, authorizations, licenses and permits of any governmental authority and all governmental orders affecting the business, operations, properties or assets of Seller, including federal, state and local: (i) Occupational Safety and Health Laws; (ii) private investigatory and other similar laws; (iii) the Fair Credit Reporting Act and similar state and local laws; and (iv) laws regarding or relating to trespass or violation of privacy rights. Seller has not been charged with violating, nor to the knowledge of Seller, threatened with a charge of violating, nor, to the knowledge of Seller, is Seller under investigation with respect to a possible violation of any provision of any federal, state or local law relating to any of its respective businesses, operation, properties or assets.

           4.8 Effect of Agreement. This Agreement has been duly executed and delivered by Seller and constitutes, and such other agreements and instruments to be executed by Seller pursuant hereto, when so duly executed and delivered, will constitute, legal, valid and binding obligations of Seller, enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

           4.9 Title to Assets. After giving effect to the transactions contemplated by this Agreement, Purchaser will have good and valid title to all of the Assets, free and clear of all, liens, encumbrances, restrictions, security interests, mortgages, and claims (including any related to duty or customs), except with respect to any of the foregoing which may be incurred by Purchaser.

           4.10 Broker's Fees. Seller has not employed any broker or finder or incurred any liability for any broker's or finder's fees or commissions in connection with this Agreement or the transactions contemplated herein.

           4.11 Relationship with Related Persons. No officer, director or employee of Seller, nor any spouse or child of any of them or any affiliate of, or any person associated with, any of them ("Seller Related Person"), has any interest in any property or asset used in or pertaining to the business of Seller. No Seller Related Person has owned or presently owns an equity interest or any other financial or profit interest in a person that has (i) had business dealings with Seller, or (ii) engaged in competition with Seller. No Seller Related Person is a party to any contract with, or has any claim or right against, Seller.

           4.12      Equipment.  Schedule 1.1 lists all of the Equipment.

           4.13 Intellectual Property. Schedule 1.2 lists all of the Intellectual Property.

           4.14 Disclosure. No representation or warranty by Seller in this Agreement, nor in any certificate, schedule or exhibit delivered or to be delivered pursuant to this Agreement contains or will contain any untrue statement of material fact, or omits or will omit to state a material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

           4.15      Accounts Receivable; Accounts Payable.

                               (a) All accounts receivable of the Seller that are reflected on the Seller Financial Statements or on the accounts receivable ledgers of the Seller (collectively, the "Seller Accounts Receivable") represent valid obligations arising from sales actually made or services actually performed in the ordinary course of business. All of the Seller Accounts Receivable are or will be current and collectible at the full recorded amount thereof, less any applicable reserves established in accordance with GAAP, in the ordinary course of business without resort to litigation, except for such Seller Accounts Receivable, the failure of which to collect would not have a Material Adverse Effect.

                               (b) All accounts payable of the Seller that are reflected on the Seller Financial Statements or on the accounts payable ledgers of the Seller arose in the ordinary course of business. All material items which are required by GAAP to be reflected as payables on the Seller Financial Statements and in the books and records of the Seller are so reflected and have been recorded in accordance with GAAP in a manner consistent with past practice. There has been no adverse change since the date of the Seller Financial Statements in the amount or delinquency of accounts payable of the Seller and its Subsidiaries (either individually or in the aggregate) which would have a Material Adverse Effect.

           4.16 No Material Adverse Change. Since the date of the Seller Financial Statements, there has not been any material adverse change in the business, operations, properties, prospects, liabilities, results of operations, assets or condition (financial or otherwise) of the Seller taken as a whole (a "Material Adverse Change") and no event has occurred or circumstance exists that may result in a Material Adverse Effect.

           4.17 Books and Records. The books of account and other records of the Seller and its Subsidiaries, all of which have been made available to Purchaser, are true, correct and complete. The minute books of the Seller contain true, correct and complete records of all meetings held of, and action taken by, the equity holders, the Boards of Directors, and committees of the Boards of Directors of the Seller. The books of the Seller are true, correct and complete. At the Closing, all of those books and records will be in the possession of the Seller.

           4.18 Condition and Sufficiency of Assets. The buildings, vehicles, furniture, fixtures and equipment and other personal property owned, held or used by the Seller are structurally sound, are in good operating condition and repair, and are adequate for the uses to which they are being put, and none of such buildings, vehicles, furniture, fixtures or equipment or other personal property is in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in nature or cost. The buildings, vehicles, furniture, fixtures and equipment or other personal property of the Seller are sufficient for the continued conduct of its business after the Closing in substantially the same manner as conducted prior to the Closing.

           4.19 Legal Proceedings. There is no pending claim, action, investigation, arbitration, litigation, suit or other proceeding ("Proceeding"):

                               (a) that has been commenced by or against the
Seller or that otherwise relates to or may affect the business of, or any of the properties or assets owned, held or used by, the Seller; or

                               (b) that challenges, or that may have the effect
of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated hereby.

           To the knowledge of the Seller, (A) no such Proceeding has been threatened, and (B) no event has occurred or circumstance exists that may give rise to or serve as a basis for the commencement of any such Proceeding.

           4.20      Labor Relations.

                     (a) The Seller has satisfactory relationships with its employees.

                     (b) No condition or state of facts or circumstances exists which could materially adversely affect the Seller's relations with its employees, including, to the best of the Seller's knowledge, the consummation of the transactions contemplated by this Agreement.

                     (c) The Seller is in compliance in all material respects with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours and none of them is engaged in any unfair labor practice.

                     (d) No collective bargaining agreement with respect to the business of the Seller is currently in effect or being negotiated. The Seller has not encountered any labor union or collective bargaining organizing activity with respect to its employees. Neither the Seller nor any of its Subsidiaries has any obligation to negotiate any such collective bargaining agreement, and, to the knowledge of the Seller, there is no indication that the employees of the Seller or any of its Subsidiaries desire to be covered by a collective bargaining agreement.

                     (e) There are no strikes, slowdowns, work stoppages or other labor trouble pending or, to the knowledge of the Seller, threatened with respect to the employees of the Seller or any of its Subsidiaries, nor has any or the above occurred or, to the knowledge of the Seller, been threatened.

           4.21 Investment Representation. In connection with the receipt of the Purchase Consideration, Seller hereby represents and warrants:

                     (a) No Registration. Seller understands that the Purchase Consideration has not been and will not be, registered under the Securities Act of 1933, as amended (the "Securities Act") and shall be issued by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Seller's representations as expressed herein or otherwise made pursuant hereto.

                     (b) Investment Intent. Seller is acquiring the Purchase Consideration for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof, and Seller has no present intention of selling, granting any participation in, or otherwise distributing the same. Seller further represents that it does not have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant participation to such person or entity or to any third person or entity with respect to the Purchase Consideration.

                     (c) Speculative Nature of Investment. Seller understands and acknowledges that Purchaser has limited financing and working capital and that an investment in Purchaser is highly speculative and involves substantial risks. Purchaser can bear the economic risk of acquiring and holding the Purchase Consideration and is able, without impairing its financial condition, to hold the Purchase Consideration for an indefinite period of time and to suffer a complete loss on such Purchase Consideration.

                     (d) Accredited Investor. Seller is an "accredited investor" within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission under the Securities Act and shall submit to Corporation such further assurances of such status as may be reasonably requested by the Corporation.

                     (e) Legends. Seller understands and agrees that the certificates evidencing the Purchase Consideration shall bear the following legend (in addition to any legend required under applicable state securities laws):

                     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT AND/OR APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

5. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser hereby represents and warrants to Seller as follows:

           5.1 Organization and Good Standing. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Purchaser has full corporate power and authority to own its properties and to carry on its business as it is now being conducted. Purchaser is duly qualified to transact business and is in good standing in each jurisdiction wherein the nature of the business done or the property owned, leased or operated by it requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, operations, properties, prospects, liabilities, results of operations, assets or condition (financial or otherwise) of Purchaser. True, correct and complete copies of the certificate of incorporation and by-laws of Purchaser and all amendments thereto have been delivered to Seller. The corporate minutes and corporate records of Purchaser that have been made available to Seller and are true, correct and complete in all material respects.

5.2        Corporate Authority, No Conflicts.

                     (a) Purchaser has the right, power, authority and capacity to execute and deliver this Agreement and to perform its obligations under this Agreement.

                     (b) Neither the execution, delivery or performance of this Agreement by Purchaser nor the consummation by Purchaser of the transactions contemplated hereby will, directly or indirectly (with or without notice or lapse of time or both):

                               (i) contravene, conflict with or result in a
                     violation or breach of (A) any provision of the organizational documents of Purchaser, (B) any resolution adopted by the Board of Directors, or any committee thereof, or the owner of Purchaser, (C) any legal requirement or any governmental order to which Purchaser or any of the properties or assets owned or used by Purchaser may be subject, or (D) any authorization, license or permit of any governmental authority, including any private investigatory license or other similar license, which is held by Purchaser or that otherwise relates to the business of, or any of the assets owned or used by Purchaser;

                               (ii) result in a violation or breach of or
                     constitute a default, give rise to a right of termination, cancellation or acceleration, create any entitlement to any payment or benefit or require the consent or approval of or any notice to or filing with any third party under any contract to which Purchaser is a party or to which it or its properties or assets may be bound, or require the consent or approval of or any notice to or filing with any governmental authority to which the Purchaser or its properties or assets may be subject; or

                               (iii) result in the imposition or creation of any
encumbrance upon or with respect to any of the properties or assets owned or used by Purchaser.

           5.3 Capitalization. The authorized equity securities of Purchaser consist solely of 800,000,000 shares of common stock, par value $.0001 per share, of which 565,473,001 shares are issued and outstanding, and 20,000,000 shares of preferred stock, par value $.0001, of which none are issued and outstanding. All of the outstanding equity securities of Purchaser have been duly authorized and validly issued and are fully paid and nonassessable. There are no contracts relating to the issuance, sale or transfer of any equity securities or other securities of Purchaser, and there are not outstanding any options, warrants or other securities exercisable or exchangeable for or convertible into any shares of equity securities of Purchaser. None of the outstanding equity securities or other securities of Purchaser that have been issued was issued in violation of the Securities Act of 1933, as amended, or any other legal requirement. No Person has any pre-emptive rights with respect to any security of Purchaser.

           5.4       Financial Statements.

                     (a) At Closing, Purchaser shall deliver to Seller an audited balance sheet of Purchaser as at December 31, 2003, audited statements of profit and loss for the years ended December 31, 2002 and 2003 and for the three month period ended March 31, 2004 ("Purchaser Financial Statements").

                     (b) The Purchaser Financial Statements when delivered (i) shall have been prepared from the books and records of Purchaser in accordance with GAAP, (ii) fully reflect all liabilities and contingent liabilities of the Purchaser required to be reflected therein on such basis as at the date thereof, and (iii) fairly present in all material respects the consolidated financial position of Purchaser as of the dates of the balance sheets included in the Purchaser Financial Statements and the consolidated results of its operations and cash flows for the periods indicated.

           5.5 No Undisclosed Liabilities. Purchaser has no material liabilities or obligations of any nature (whether absolute, accrued, contingent, or otherwise) except for liabilities or obligations reflected or reserved against in the Financial Statements and the Interim Financial Statements and current liabilities incurred in the ordinary course of business since the date of the Interim Financial Statements, which current liabilities are consistent with the representations and warranties contained in this Agreement and will not, individually or in the aggregate, have a material adverse effect on the business, operations, properties, prospects, liabilities, results of operations, assets or condition (financial or otherwise) of Purchaser.

           5.6 Taxes. Purchaser has properly and timely filed all federal, state and local Tax returns and has paid all Taxes, assessments and penalties due and payable. All such Tax returns were complete and correct in all respects as filed, and no claims have been assessed with respect to such returns. The provisions made for Taxes on the balance sheet of the Purchaser included in the Purchaser Financial Statements and the Purchaser Interim Financial Statements are sufficient in all respects for the payment of all Taxes whether disputed or not that are due or are hereafter found to have been due with respect to the conduct of the business of the Purchaser up to and through the date of such

Purchaser Financial Statements or Purchaser Interim Financial Statements, respectively. There are no present, pending, or threatened audit, investigations, assessments or disputes as to Taxes of any nature payable by the Purchaser, nor any Tax liens whether existing or inchoate on any of the assets of the Purchaser, except for current year Taxes not presently due and payable. The federal income Tax returns of the Purchaser have never been audited. No IRS or foreign, state, county or local Tax audit is currently in progress. The Purchaser has not waived the expiration of the statute of limitations with respect to any Taxes. There are no outstanding requests by the Purchaser for any extension of time within which to file any Tax return or to pay Taxes shown to be due on any Tax return. Other than with respect to the Purchaser, the Purchaser is not liable for Taxes of any other person or entity or is currently under any contractual obligation to indemnify any person or entity with respect to Taxes or is a party to any Tax sharing agreement or any other agreement providing for payments by the Purchaser with respect to Taxes.

           For purposes of this Agreement, the term "Tax" shall mean any United States federal, national, state, provincial, local or other jurisdictional income, gross receipts, property, sales, use, license, excise, franchise, employment, payroll, estimated, alternative or add-on minimum, ad valorem, transfer or excise tax, or any other tax, custom, duty, governmental fee or other like assessment or charge imposed by any governmental authority, together with any interest or penalty imposed thereon.

           5.7 Effect of Agreement. This Agreement has been duly executed and delivered by Purchaser and constitutes, and each other agreement, document or instrument to be executed by Purchaser pursuant hereto, when so duly executed and delivered, will constitute, legal, valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with their terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

           5.8 Knowledge. Purchaser's determination with respect to entering into this Agreement was based solely on the knowledge of its officers and directors and the representations and warranties made by Seller herein. Purchaser has not relied on any representations or warranties of any Seller or any agent of any Seller, whether implied or otherwise, other than those expressly made by Seller in this Agreement, in making its determination to enter into and consummate this Agreement.

           5.9 Broker's Fees. Purchaser has not employed any broker or finder or incurred any liability for any broker's or finder's fees or commissions in connection with this Agreement or the transactions contemplated herein.

6.         PRE-CLOSING COVENANTS.

           6.1 Compliance with Conditions. The parties hereto shall use their best efforts to cause the Closing to be consummated and to cause the execution and delivery of the documents referred to in Section 3 hereof and to bring about the satisfaction of the conditions to the obligations of the parties hereto set forth in Sections 3.5 and 3.6, respectively, herein.

           6.2 Update of Exhibits. From and after the date hereof and up to the Closing Date, the parties hereto shall update the exhibits to this Agreement to the extent necessary to make such exhibits true and accurate as of the Closing Date and shall deliver copies of such updated exhibits to Purchaser or Seller, as the case may be, immediately upon their preparation.

           6.3 Consents. From and after the date hereof, the parties hereto shall use their best efforts to obtain all of the certificates, authorizations, consents or approvals required as set forth in Section 3 hereof. Evidence of such certificates, authorizations, consents or approvals shall be delivered to Purchaser or Seller, as the case may be, on or prior to the Closing.

           6.4 Business Practices. From and after the date hereof and up to the Closing Date, Seller shall continue to run the business of Seller in a manner consistent with past business practices including the satisfaction of all of its then current obligations.

7.         INDEMNIFICATIONS BY SELLER AND PURCHASER.

           7.1 Indemnification by Seller. Seller shall indemnify and hold harmless Purchaser and shall reimburse Purchaser for any loss, liability, claim, damage, expense (including, without limitation, costs of investigation and defense and reasonable attorney's fees) or diminution of value (collectively, "Damages") arising from or in connection with:

                     (a) any inaccuracy in any of the representations and warranties of Seller in this Agreement or in any certificate delivered by Seller pursuant to this Agreement, or any actions, omissions or state of facts inconsistent with any such representation or warranty (for purposes of this clause (a), each schedule and exhibit to this Agreement shall be deemed a representation and warranty);

                     (b) any failure by Seller to perform or comply with any agreement made by it under this Agreement;

                     (c) any operations or business conducted, commitment made, service rendered or condition existing or any action taken or omitted by or on behalf of Seller, except for any claims for which Purchaser is required to indemnify Seller pursuant to Section 7.2 herein;

                     (d) any claim by any person for brokerage or finder's fees or commissions or similar payments based upon any agreement or understanding alleged to have been made by any such person with Seller (or any person acting on its behalf) in connection with any of the transactions contemplated herein; and

                     (e) Seller's failure to comply with the "Bulk Sales Laws" under the Uniform Commercial Code;

provided, however, that (i) Seller shall have no obligation to indemnify Purchaser for Damages until the aggregate Damages exceed $20,000 and, in such event, for the full amount of such Damages, (ii) Seller' aggregate liability for Damages shall in no event exceed the Purchase Consideration, and (iii) Seller shall have no obligation to indemnify Purchaser for any claims made by Purchaser under this Section 7.1 after eighteen (18) months after the Closing Date.

           7.2 Indemnification by Purchaser. Purchaser shall indemnify and hold harmless Seller, and shall reimburse Seller for any Damages arising from or in connection with:

                     (a) any inaccuracy in any of the representations and warranties of Purchaser in this Agreement or in any certificate delivered by Purchaser pursuant to this Agreement, or any actions, omissions or state of facts inconsistent with any such representation or warranty (for purposes of this clause (a), each schedule and exhibit to this Agreement shall be deemed a representation and warranty);

                     (b) any failure by Purchaser to perform or comply with any agreement made by it under this Agreement;

                     (c) any claim by any person for brokerage or finder's fees or commissions or similar payments based upon any agreement or understanding alleged to have been made by such person with Purchaser (or any person acting on its behalf, regardless of whether such person purported to act on behalf of Seller) in connection with any of the transactions contemplated in this Agreement; and

                     (d) obligations with respect to any product liability associated with the Equipment for the period after the Closing Date;

provided, however, that (i) Purchaser shall have no obligation to indemnify Seller for Damages until the aggregate Damages exceed $20,000 and, in such event, for the full amount of such Damages, (ii) Purchaser's aggregate liability for Damages shall in no event exceed the Purchase consideration, and (iii) Purchaser shall have no obligation to indemnify Seller for any claims made by any Seller under this Section 7.2 after eighteen (18) months after the Closing Date.

           7.3 Procedure for Indemnification. Promptly after receipt by an indemnified party under Section 7.1 or 7.2 hereof of notice of the commencement of any action or assertion of any claim, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such Section, give notice to the indemnifying party of the commencement or assertion thereof, but the failure so to notify the indemnifying party shall not relieve it of any liability that it may have to any indemnified party except to the extent the indemnifying party demonstrates that the defense of such action is materially prejudiced thereby. If any such action shall be brought against an indemnified party and it shall give notice to the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof with counsel satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such Section for any fees of other counsel or any other expenses, in each case subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation. If an indemnifying party assumes the defense of such an action:

                     (a) no compromise or settlement thereof may be effected by the indemnifying party without the indemnified party's consent which shall not be unreasonably withheld unless (i) there is no finding or admission of any violation of law or any violation of the rights of any person and no effect on any other claims that may be made against the indemnified party and (ii) the sole relief provided is monetary damages that are paid in full by the indemnifying party; and

                     (b) the indemnifying party shall have no liability with respect to any compromise or settlement thereof effected without its consent. If notice is given to an indemnifying party of the commencement of any action and it does not, within ten (10) business days after the indemnified party's notice is given, give notice to the indemnified party of its election to assume the defense thereof, the indemnifying party shall be bound by any determination made in such action or any compromise or settlement thereof effected by the indemnified party. Notwithstanding the foregoing, if an indemnified party determines in good faith that there is a reasonable probability that an action may materially and adversely affect it or its affiliates other than as a result of monetary damages, such indemnified party may, by notice to the indemnifying party, assume the exclusive right to defend, compromise or settle such action at its cost or expense, but the indemnifying party shall not be bound by any determination of an action so defended or any compromise or settlement thereof effected without its consent (which shall not be unreasonably withheld).

8.         MISCELLANEOUS.

           8.1 Bulk Sales Laws: The parties hereto hereby agree to waive compliance with "Bulk Sales Laws" under the Uniform Commercial Code and the related notice provisions thereof.

           8.2 Survival. All representations, warranties and agreements contained in this Agreement or in any certificate delivered pursuant to this Agreement shall survive eighteen (18) months after Closing.

           8.3       Waivers and Amendments.

                     (a) This Agreement may be amended, modified or supplemented only by a written instrument executed by the parties hereto. The provisions of this Agreement may be waived only by an instrument in writing executed by the party granting the waiver. No action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach.

                     (b) No failure on the part of any party to exercise, and no delay in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

           8.4 Fees and Expenses. Each party shall be responsible for its respective fees and expenses incurred in connection with this transaction.

           8.5 Notices. All notices, requests, demands and other communications that are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given or made: if by hand, immediately upon delivery; if by telex, telecopier, telegram or similar electronic device, immediately upon sending, provided it is sent on a business day, but if not, then immediately upon the beginning of the first business day after being sent; if by Federal Express, Express Mail or any other overnight delivery service, on the first business day after dispatch; if by registered or certified mail, return receipt requested, upon receipt by the addressee. All notices, requests and demands are to be given or made to the parties at the following addresses (or to such other address as either party may designate by notice in accordance with the provisions of this paragraph):

           IF TO SELLER:
                                    Quik Internet of the  Valley, Inc.
                                    960 Liberty St. SE #220
                                    Salem, OR 97302
                                    Main: 503-485-7845
                                    Fax: 877-860-4440

           WITH A COPY TO:
                                    ------------------------------

                                    ------------------------------

                                    ------------------------------

                                    ------------------------------

           IF TO PURCHASER:         Corridor Communications Corp.
                                    1235 Pear Ave., Ste. 109
                                    Mountain View, California 94043
                                    Telephone: (650) 961-7000
                                    Facsimile:

           WITH A COPY TO:          Sichenzia Ross Friedman Ference LLP
                                    1065 Avenue of the Americas, 21st Floor
                                    Attn:  Gregory Sichenzia, Esq.
                                    New York, New York 10018
                                    Telephone: (212) 930-9700
                                    Facsimile: (212) 930-9725

           8.6 Entire Agreement. This Agreement and the schedules and exhibits hereto set forth the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede any prior negotiations, agreements, letters of intent, understandings or arrangements between the parties hereto with respect to the subject matter hereof.

           8.7 Binding Effect, Benefits, Construction. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto, or their respective successors, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

           8.8 Non-Assignability. This Agreement and any rights pursuant hereto shall not be assignable by any party hereto without the prior written consent of the other party.

           8.9 Applicable Law, Venue, Jurisdiction. This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of California, applicable to contracts made and to be enforced in such state. Each of the parties hereto hereby consents to the personal jurisdiction of the courts of the State of California and the federal courts situated therein over any judicial proceeding under or which may otherwise arise out of this Agreement or any other agreement or instrument entered into in connection herewith and agree not to contest venue for any such proceeding commenced in the courts of the State of California or in the United States District Courts located in the State of California.

           8.10 Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

           8.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

           IN WITNESS WHEREOF, Purchaser and Seller have caused this Agreement to be signed by their duly authorized respective officers all as of the date first written above.

                     SELLER:                QUIK INTERNET OF THE VALLEY, INC.
                                            AN OREGON CORPORATION

                                            By:
                                               -------------------------
                                            Name: Chris Lindgren
                                            Title: President


                     PURCHASER:             CORRIDOR COMMUNICATIONS CORP.
                                            A DELAWARE CORPORATION

                                            By:
                                               -------------------------
                                            Name:
                                            Title: